DATAMARINE INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 4, 1997


To the Shareholders:

      The Annual Meeting of the Shareholders (the "Meeting") of DATAMARINE INTERNATIONAL, INC. (the "Company") will be held on February 4, 1997, at 9:30 a.m. at the offices of Davis, Wright, Tremaine, LLP, 26th Floor, 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington 98101, for the following purposes:

      1. To elect one (1) Director to serve for a term of three years and until his successor shall be elected and qualified.

      2. To consider and act upon any other business which may properly come before the Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on December 20, 1996 as the record date for the Meeting. All Shareholders of record on that date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

      All shareholders are cordially invited to attend the meeting in person. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, using the return envelope which requires no postage if mailed in the United States.


                                       By Order of the Board of Directors,

                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington
January 13, 1997



      A copy of the Annual Report of Datamarine International, Inc. for the year ended September 28, 1996 is enclosed herewith.



                         DATAMARINE INTERNATIONAL, INC.

                                 PROXY STATEMENT

      This statement is furnished to shareholders of Datamarine International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of shareholders of the Company (the "Meeting") to be held on February 4, 1997, at the time and place set forth in the Notice of the Meeting, and at any adjournments or postponements thereof. The principal executive offices of the Company are located at 7030 - 220th Street S.W., Mountlake Terrace, Washington, 98043, telephone (206) 771-2182. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is on or about January 13, 1997.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the shareholder. If no instructions are specified, proxies will be voted (i) for the election of the director recommended by the Board of Directors, and (ii) in accordance with the discretion of the named proxies on such other business as may properly come before the Meeting. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

      The holders of a majority in interest of all common stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. The election of the nominee for director will be decided by plurality vote. In the election of directors, any action other than a vote for the nominee, including broker non-votes, will have the effect of a vote withheld with respect to that nominee.

      The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, mail and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

                        RECORD DATE AND VOTING SECURITIES

      Only shareholders of record at the close of business on December 20, 1996 are entitled to vote at the Meeting. On that date the Company had outstanding and entitled to vote 1,309,786 shares of common stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.

                              ELECTION OF DIRECTORS

      Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. At each annual meeting, one of the classes is elected for a term of three years. The Company presently has a Board of Directors of four members. It is proposed that the nominee listed below be elected to serve for a term of three years commencing on the date of the Meeting and continuing until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

      The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominee named below. If the nominee should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may recommend.

      Certain information as of December 20, 1996 regarding the nominee and each director is set forth below, including such individual's age and principal occupation, a brief account of business experience during at least the last five years, and directorships held at other publicly-held companies.

Nominated for a term ending in 2000:


                              Director            Position with Company or Principal
      Name            Age      Since             Occupation During the Past Five Years
      ----            ---     --------           -------------------------------------

Peter D. Brown        49       1991        President/CEO  of the  Company  since  September,
                                           1991.  Chairman of the Board of the Company since
                                           December,  1995.  From January,  1990, CEO of the
                                           South Beach Company, a management  company.  From
                                           1974 through 1990, CEO of Heather Hill Sportswear
                                           Co.,   an  apparel   company.   Currently,   Vice
                                           President and  Treasurer of Gordon & Ferguson,  a
                                           manufacturer of men's and boy's  outerwear.  Also
                                           serves as a director of Designer Holdings, Ltd.

Serving for a term ending in 1998:


                              Director            Position with Company or Principal
      Name            Age      Since             Occupation During the Past Five Years
      ----            ---     --------           -------------------------------------

David C. Thompson     67       1987        Secretary  and  Treasurer  of the  Company  since
                                           March 1996.  Principal  Financial and  Accounting
                                           Officer of the Company since 1995. President /CEO
                                           of SEA Inc.,  a wholly  owned  subsidiary  of the
                                           Company.  From  October  1989  through  February,
                                           1992, Chief Operating Officer, and from June 1990
                                           through  December  1990,  acting Chief  Executive
                                           Officer of the Company.  Previously President/CEO
                                           of Stephens Engineering  Associates,  Inc., which
                                           was acquired by the Company in 1986.

Serving for a term ending in 1999:


                              Director            Position with Company or Principal
      Name            Age      Since             Occupation During the Past Five Years
      ----            ---     --------           -------------------------------------

Dale N. Hatfield      58       1995        Since 1994,  CEO and Sr.  Consultant  of Hatfield
                                           Associates, Inc., telecommunications consultants.
                                           From December 1986 to December  1993,  President,
                                           Hatfield  Associates,  Inc.  From  1982,  Adjunct
                                           Professor,   University   of  Colorado.   Also  a
                                           director of Pittencrieff Communications, Inc.

Serving for a term ending in 1999:


                              Director            Position with Company or Principal
      Name            Age      Since             Occupation During the Past Five Years
      ----            ---     --------           -------------------------------------

Robert F. Benbow      60       1996        Since 1993, Vice President and General Partner of
                                           Burr, Egan, Deleage & Co., venture capital.  From
                                           1971 to 1993, Senior Vice President,  Bank of New
                                           England N.A.


              INFORMATION CONCERNING THE BOARD OF DIRECTORS

      During fiscal 1996 there were seven meetings of the Board of Directors of the Company. All the Directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of the meeting held by committees of the Board on which they served. The Board of Directors does not have a nominating committee.

      The Company has an Audit Committee which reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fees for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The present members of the Audit Committee are Peter D. Brown and Robert F. Benbow. During fiscal 1996 there was one meeting of the Audit Committee.

      The Company has a Management Development Committee/Stock Option Committee which administers the Company's 1991 Stock Option Plan. The Management Development Committee/Stock Option Committee is responsible for reviewing and approving all options granted under the Company's 1991 Stock Option Plan, and administering, or supervising the administration of the Plan. The present members of the Management Development Committee/Stock Option Committee are Robert F. Benbow and Peter D. Brown. During fiscal 1996 there were no meetings of the Management Development Committee/Stock Option Committee.

      The Company has a Strategic Planning & Acquisition Committee. The Strategic Planning & Acquisitions Committee has such powers and authority as are consistent with the By-Laws of the Company and as may be delegated to such Committee from time to time by the Board of Directors. The members of the Strategic Planning & Acquisitions Committee are Dale N. Hatfield and Robert F. Benbow. During fiscal 1996 there were no meetings of the Strategic Planning & Acquisitions Committee.

                            Compensation of Directors

      Each non-employee director of the Company receives a fee of $500 per quarter plus $400 for each meeting of the Board of Directors attended. In addition, each non-employee director who serves on a committee of the Board receives $300 for each committee meeting attended (other than on the day of a Board meeting). Directors also receive reimbursement for out-of-pocket expenses relating to attendance at Board or committee meetings. Effective March 1996, each non-employee director also receives an immediately exercisable option to purchase 2,000 shares of the Company's common stock as of the date of each of the annual meetings of the Board of Directors. Such options have a per share exercise price equal to the fair market value of the Company's common stock at the time the option is granted.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the Company's common stock as of December 20, 1996 (unless otherwise indicated) by (a) each person known by the Company to beneficially own more than five percent of the outstanding shares of common stock, (b) each director of the Company who beneficially owns any shares,(c) each Named Officer (see "Executive Compensation"), and (d) all directors and officers as a group:


                              Name and Address               Amount and Nature of       Percent
Title of Class               of Beneficial Owner           Beneficial Ownership (1)     of Class
--------------               -------------------           ------------------------     --------

Common Stock        Peter D. Brown                                296,371 (2)             22.5%
                    545 Cedar Lane
                    Teaneck NJ  07666

Common Stock        David C. Thompson                             144,387 (3)             10.7%
                    SEA Inc.
                    7030 - 220th Street S.W.
                    Mountlake Terrace WA  98043

Common Stock        Steven T. Newby                               130,000 (4)              9.9%
                    6116 Executive Blvd., Ste. 701
                    Rockville MD  20852

Common Stock        Kennedy Capital Management, Inc.               85,451 (5)              6.5%
                    425 N. New Ballas Rd., Ste. 181
                    St. Louis MO  63141

Common Stock        Dale N. Hatfield                                4,000 (6)              *
                    737 29th St., Ste. 200
                    Boulder CO  80303

Common Stock        Robert F. Benbow                                4,000 (6)              *
                    One Embarcadero Center, Ste. 4050
                    San Francisco CA  94111

Common Stock        All Directors and Executive Officers          396,874                 29.1%
                     as a group (4 persons)

--------------------
<F1>  *     Less than 1%

<F2>  (1)   Includes  common  shares which may be acquired upon exercise of options to purchase  shares  from the  Company  exercisable  on or  within 60 days of
            December 20, 1996.

<F3>  (2)   Represents 169,937 shares held of record, 8500 shares subject to presently exercisable  stock  options,  21,050 shares held in trust for Mr.  Brown's minor child,  45,000 shares held by a Retirement Plan Trust for Mr. Brown, and 51,884 shares held in trust for the Company's Employee Investment Plan for which Mr. Brown serves as a co-trustee. Mr. Brown disclaims beneficial ownership of the 45,000 shares held by his Retirement Plan Trust.

<F4>  (3)   Represents  55,121  shares  held  of  record,  37,382  shares  subject  to presently  exercisable stock options,  and 51,884 shares held in trust for the Company's Employee  Investment Plan for which Mr. Thompson serves as a co-trustee.

<F5>  (4)   Based solely upon the  Schedule  13D filed with the SEC by the  beneficial owner on November 13, 1996.

<F6>  (5)   Based upon the Schedule 13G filed with the SEC by the beneficial  owner on
            February 8, 1996 and subsequent communication with the beneficial owner as of December 20, 1996.

<F7>  (6)   Represents shares subject to presently exercisable stock options.


                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive officer and each of the Company's executive officers (other than the Chief Executive Officer) who served during the most recent fiscal year (the "Named Executive Officers") for all services rendered in all capacities to the Company and its subsidiaries for the Company's fiscal years ended September 28, 1996, September 30, 1995 and October 1, 1994.


                           Summary Compensation Table


                                                                                     Long Term
                                                                                    Compensation
                                             Annual Compensation                       Awards
                             ---------------------------------------------------    ------------
                                                                    Other                                All
   Name and Principal                                               Annual             Stock            Other
      Position(s)            Year    Salary($)    Bonus($)    Compensation($)(1)     Options(#)     Compensation($)
   ------------------        ----    ---------    --------    ------------------    ------------    ---------------

Peter D. Brown               1996    $       -      $  -          $ 4,300(2)            2,000         $     -
  President/CEO Chariman     1995            -         -            2,800(2)            1,500               -
  of the Board               1994            -         -            2,700(2)            1,500               -

David C. Thompson            1996      102,935         -                -                   -             828(3)
  President/CEO of           1995       92,657         -                -               7,000               -
  SEA, Inc.                  1994       89,169         -                -                   -           2,156(3)

--------------------
<F1>  (1)   In accordance  with rules of the SEC the Company is not required to report the value of personal  benefits for any year unless the  aggregate  dollar value exceeds the lesser of ten percent of the executive  officer's salary and bonus or $50,000.

<F2>  (2)   Consists of directors fees.

<F3>  (3)   Represents amounts contributed by the Company under its 401(k) Plan.

                        Option Grants in Last Fiscal Year

      The following table sets forth certain information regarding the grants of stock options to each of the Named Executive Officers during the fiscal year ended September 28, 1996.


                       Number of          Percent of Total
                       Securities          Options Granted     Exercise or     Market Price
                   Underlying Options      to Employees in     Base Price       at Date of      Expiration
     Name              Granted(#)            Fiscal Year          ($/Sh)           Grant           Date
     ----          ------------------     ----------------     -----------     ------------     ----------

Peter D. Brown          2,000(1)               25%(2)             $ 9.00          $ 9.00         3/3/2006

--------------------
<F1>  (1)   Options  granted  under  the  1995  Stock  Option  Plan  for  Non-employee
            Directors

<F2>  (2)   Represents  25% of the total  shares  granted  under the 1995 Stock Option
            Plan for  Non-employee  Directors.  There were no grants to  employees  in fiscal year 1996.


         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year
                                End Option Values

      The following table sets forth information on option exercises by the Named Executive Officers during the fiscal year ended September 28, 1996, and the value of unexercised options held by the Named Executive Officers on September 28, 1996.


                                                      Number of Shares Underlying
                                                         Unexercised Options at     Value of Unexercised Options
                                                         September 28, 1996 (#)     at September 28, 1996($) (1)
                                                      ---------------------------   ----------------------------
                       Shares Acquired     Value
      Name               On Exercise      Realized    Exercisable   Unexercisable   Exercisable    Unexercisable
      ----             ---------------    --------    -----------   -------------   -----------    -------------

Peter D. Brown              None            None          6,500             -        $  20,390       $      -

David C. Thompson           None            None         37,382         7,250          231,726         20,750

--------------------
<F1>  (1)   Value  of  unexercised  options  represents  the  difference  between  the exercise  prices of the stock  options and the closing  price  ($10.00 per share) of the  Company's  common stock in the  over-the-counter  market on
            September  27, 1996,  the last trading day of the  Company's  fiscal year.
            Only in-the-money options are considered in the calculation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected Coopers & Lybrand L.L.P., certified public accountants, to act as independent auditors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended September 27, 1997. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

                 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASDAQ. Officers, directors and greater than ten percent holders of common stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of copies of such forms furnished to the Company, or written representations from the Company's executive officers and directors, the Company believes that with respect to fiscal year 1996, all Section 16(a) filing requirements applicable to its officers, directors and owners of greater then ten percent of its common stock were made timely, other than one Form 3 was filed late by each of Dale N. Hatfield and Robert F. Benbow, and one Form 5 was filed late by each of Peter D. Brown and David C. Thompson.

                     DEADLINES FOR SUBMISSION OF SHAREHOLDER
                                    PROPOSALS

      Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Shareholders to be held in 1998 must be received at the Company's principal executive offices in Mountlake Terrace on or before November 4, 1997. Receipt by the Company of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

      In addition to the Securities and Exchange Commission requirements regarding shareholder proposals, the Company's By-Laws contain provisions regarding matters to be brought before shareholder meetings. If shareholder proposals, including proposals regarding the election of directors, are to be considered at the 1998 Annual Meeting, notice of them, whether or not they are included in the Company's proxy statement and form of proxy, must be given by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company on or before December 6, 1997.

                                  OTHER MATTERS

      Management knows of no matters to be brought before the meeting other than the election of a director. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                   10-K REPORT

      THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, DATAMARINE INTERNATIONAL, INC., 7030 - 220TH STREET S.W., MOUNTLAKE TERRACE, WASHINGTON 98043.


                                        By Order of the Board of Directors

                                        DAVID C. THOMPSON,
                                        Secretary

Mountlake Terrace, Washington
January 13, 1997



                                [PROXY CARD]



                         DATAMARINE INTERNATIONAL, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                February 4, 1997


      The undersigned hereby appoints Peter D. Brown and David C. Thompson, and each of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Shareholders of DATAMARINE INTERNATIONAL, INC. to be held February 4, 1997 at 9:30 a.m. at the offices of Davis Wright Tremaine, L.L.P., 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington, 98101 and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of DATAMARINE INTERNATIONAL, INC. standing in the name of the undersigned upon such business as may properly come before the meeting.


      PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                -------------
                                                               | SEE REVERSE |
                                                               |    SIDE     |
                                                                -------------



[X]  Please mark
     votes as in
     this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AS SET FORTH IN THE PROXY STATEMENT.

1.  Election of Director

Nominee:  Peter D. Brown

          FOR     WITHHELD
          [ ]        [ ]


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         [ ]  MARK HERE FOR             [ ]  MARK HERE IF
              ADDRESS CHANGE                 YOU PLAN TO
              AND NOTE AT LEFT               ATTEND THE MEETING


Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature: ---------------------------------  Date ------------------

Signature: ---------------------------------  Date ------------------